Annual Fund Operating Expenses - The Trenchless Fund ETF - The Trenchless Fund ETF Class	Apr. 30, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Acquired Fund Fees and Expenses	0.01%	[1]
Expenses (as a percentage of Assets)	0.66%

[1]	Acquired fund fees and expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets” provided in the Financial Highlights because the Financial Highlights reflect the operating expenses of the Fund and do not include the acquired fund fees and expenses.